UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
   Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

            Date of Report (Date of earliest reported): May 17, 2006

                           QUINTEK TECHNOLOGIES, INC.
               --------------------------------------------------
               (Exact name of registrant as specified in charter)

          California             000-50929                      77-0505346
          ----------             ---------                      ----------
(State or other jurisdiction    (Commission                   (IRS Employer
     of incorporation)          File Number)                Identification No.)

17951 Lyons Circle, Huntington Beach                            92647
------------------------------------                        -------------
(Address of principal executive offices)                     (Zip Code)

       Registrant's telephone number, including area code: (214) 459-8188

                                   Copies to:
                             Gregory Sichenzia, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01         Entry into a Material Definitive Agreement.

On May 17, 2006, Quintek Technologies, Inc. (the "Company") entered into a Securities Purchase Agreement (the "Purchase Agreement") with Cornell Capital Partners L.P. ("Cornell") providing for the sale by the Company to Cornell of secured convertible debentures in the aggregate principal amount of $2,000,000 (the "Debentures"), of which $750,000 was advanced immediately. The second installment of $750,000 will be funded two business days prior to the date the registration statement is filed by the Company with the Securities and Exchange Commission (the "Commission"). The last installment of $500,000 will be funded on the date that the Registration Statement is declared effective by the Commission.

In connection with the Purchase Agreement, the Company issued to Cornell warrants to purchase an aggregate of 56,397,000 shares of common stock (the "Common Stock"); warrants to purchase 17,857,000 shares of Common Stock of the Company exercisable for a period of five years at an exercise price of $0.07 (the "$0.07 Warrants"), warrants to purchase 15,625,000 shares of Common Stock of the Company exercisable for a period of five years at an exercise price of $0.08 (the "$0.08 Warrants"), warrants to purchase 12,500,000 shares of Common Stock of the Company exercisable for a period of five years at an exercise price of $0.10 (the "$0.10 Warrants") and warrants to purchase 10,415,000 shares of Common Stock of the Company exercisable for a period of five years at an exercise price of $0.12 (the "$0.12 Warrants" and together with the $0.07 Warrants, $0.08 Warrants and $0.10 Warrants, the "Warrants")). All of the Warrants were issued upon closing. The Company has the option to force the holder to exercise the Warrants, as long as the shares underlying the Warrants are registered pursuant to an effective registration statement, if the Company's closing bid price trades above certain levels. In the event that the closing bid price of the Company's Common Stock is greater than or equal to $0.14 for a period of 20 consecutive days prior to the forced conversion, the company can force the warrant holder to exercise the $0.07 Warrant. In the event that the closing bid price of the Company's Common Stock is greater than or equal to $0.16 for a period of 20 consecutive days prior to the forced conversion, the Company can force the warrant holder to exercise the $0.08 Warrant. In the event that the closing bid price of the Company's Common Stock is greater than or equal to $0.20 for a period of 20 consecutive days prior to the forced conversion, the company can force the warrant holder to exercise the $0.10 Warrant. In the event that the closing bid price of the Company's Common Stock is greater than or equal to $0.24 for a period of 20 consecutive days prior to the forced conversion, the company can force the warrant holder to exercise the $0.12 Warrant. In the event all warrants are exercised, it would result in an additional $5,000,000 in funding to the Company.

The Debentures mature on the third anniversary of the date of issuance (the "Maturity Date") and bear interest at the annual rate of 10%. The Company is not required to make any payments until the Maturity Date.

In connection with the Purchase Agreement, the Company also entered into a registration rights agreement (the "Registration Rights Agreement") providing for the filing of a registration statement (the "Registration Statement") with the Securities and Exchange Commission registering the Common Stock issuable upon conversion of the Debentures and exercise of the Warrants. The Company is obligated to use its best efforts to cause the Registration Statement to be declared effective no later than 90 days from August 14, 2006 and to insure that the registration statement remains in effect until all of the shares of common stock issuable upon conversion of the Debentures have been sold. In the event of a default of its obligations under the Registration Rights Agreement, including its agreement to file the Registration Statement with the Securities and Exchange Commission no later than August 14, 2006, or if the Registration Statement is not declared effective within 90 days following August 14, 2006, it is required to pay to Cornell, as liquidated damages, for each month that the registration statement has not been filed or declared effective, as the case may be, either a cash amount or shares of our common stock equal to 2% of the liquidated value of the Debentures.

In connection with the Securities Purchase Agreement, the Company and each of its subsidiaries executed security agreements (the "Security Agreements") in favor of the investor granting them a first priority security interest in all of the Company's goods, inventory, contractual rights and general intangibles, receivables, documents, instruments, chattel paper, and intellectual property. The Security Agreements state that if an event of default occurs under the Debentures or Security Agreements, the Investors have the right to take possession of the collateral, to operate our business using the collateral, and have the right to assign, sell, lease or otherwise dispose of and deliver all or any part of the collateral, at public or private sale or otherwise to satisfy our obligations under these agreements.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

See Item 1.01 for a description of a secured loan obligation by the Company.

Item 3.02           Unregistered Sales of Equity Securities.

See Item 1.01 above for a description of the transactions pursuant to which the Company Debentures. All securities were issued pursuant to Rule 506 of Regulation D promulgated under the Securities Act of 1933, as amended (the "Act"), and/or Section 4(2) of the Act.

Item 9.01           Financial Statements and Exhibits


Exhibit No.                             Description
-----------    -----------------------------------------------------------------
4.1            Securities Purchase Agreement, dated May 17, 2006, by and between
               Quintek Technologies, Inc. and Cornell Capital Partners L.P.
4.2            Secured Convertible  Debenture issued to Cornell Capital Partners
               L.P., dated May 17, 2006.
4.3            Warrant to purchase  10,415,000 shares of Common Stock, dated May
               17, 2006, issued to Cornell Capital Partners L.P.
4.4            Warrant to purchase  12,500,000 shares of Common Stock, dated May
               17, 2006, issued to Cornell Capital Partners L.P.
4.5            Warrant to purchase  17,857,000 shares of Common Stock, dated May
               17, 2006, issued to Cornell Capital Partners L.P.
4.6            Warrant to purchase  15,625,000 shares of Common Stock, dated May
               17, 2006, issued to Cornell Capital Partners L.P.
4.7            Registration Rights Agreement, dated May 17, 2006, by and between
               Quintek Technologies Inc. and Cornell Capital Partners L.P.
4.8            Security  Agreement,  dated May 17, 2006, by and between  Quintek
               Technologies Inc. and Cornell Capital Partners L.P.
4.9            Security  Agreement,  dated May 17, 2006, by and between  Quintek
               Services, Inc. and Cornell Capital Partners L.P.
4.10           Security  Agreement,  dated May 17, 2006, by and between Sapphire
               Consulting Services and Cornell Capital Partners L.P.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    QUINTEK TECHNOLOGIES, INC.

Dated: May 23, 2006                 BY:   /s/ ROBERT STEELE
                                          -----------------
                                          Robert Steele,
                                          President and Chief Executive Officer


                                      -3-